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AMENDMENT NO. 1 TO BUSINESS LOAN AGREEMENT

    This Amendment No. 1 to Business Loan Agreement (this "Amendment") is entered into as of February 16, 2001, between Tully's Coffee Corporation ("Borrower") and Bank of America, N.A. ("Lender") with reference to the following:

RECITALS

    A.  Borrower and Lender are parties to that certain Business Loan Agreement dated as of June 28, 2000 ("the Loan Agreement").

    B.  The parties hereto now desire to amend the Loan Agreement on the terms and conditions set forth below:

AGREEMENT

    NOW, THEREFORE, the parties hereto agree as follows:

    1.  Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings ascribed to them in the Loan Agreement.

    2.  Amendments.  The Loan Agreement shall be amended as follows:

    2.1
    Section 1(b) of Exhibit A to the Loan Agreement is amended in full to read as follows:

      "(b) Commitment: 'Commitment Amount' shall mean $6,000,000.00; provided, however, that the Commitment Amount shall automatically reduce by $500,000.00 on each of the following dates: March 1, 2001; April 2, 2001; May 1, 2001, and June 1, 2001. If the principal amount of loans outstanding at any time exceeds the Commitment Amount, as reduced, the Borrower will immediately pay to Lender the amount of such excess."

    2.2
    Section 4.2 of Exhibit A of the Loan Agreement is deleted in its entirety.

    2.3
    Section 4.5 of Exhibit A of the Loan Agreement is deleted in its entirety.

    3.  Representations and Warranties.  Borrower represents and warrants to Lender that: (i) after giving effect to the waiver being issued by Lender to Borrower concurrently with this Amendment, no Event of Default under the Loan Agreement and no event which, with notice or lapse of time or both, would become an Event of Default, has occurred and is continuing; (ii) after giving effect to the waiver being issued by Lender to Borrower concurrently with this Amendment, Borrower's representations and warranties made under the Loan Agreement are true as of the date hereof; (iii) the making and performance by Borrower of this Amendment have been duly authorized by all necessary corporate action; and (iv) no consent, approval, authorization, permit, or license is required in connection with the making or performance of this Amendment.

    IN WITNESS THEREOF, the parties hereto have executed this Amendment as of the date first above written.

BANK OF AMERICA, N.A.		TULLY'S COFFEE CORPORATION
By:	/s/ NANCY NUERENBERG Nancy Nuerenberg Senior Vice President	By:	/s/ RANDY HALTER Name: Randy Halter Title: SVP &CFO

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AMENDMENT NO. 1 TO BUSINESS LOAN AGREEMENT